As filed with the Securities and Exchange Commission on August 13, 2004

Registration No. 333-76825

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

POST-EFFECTIVE AMENDMENT NO. 4
TO

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of issuer as specified in its charter)

Montana (State or other Jurisdiction of incorporation or organization)	81-0331430 (I.R.S. Employer Identification Number)

401 North 31st Street, Billings, Montana 59116
(Address of Principal Executive Offices and Zip Code)

SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE
BANCSYSTEM, INC., 2002 RESTATEMENT

FIRST INTERSTATE BANCSYSTEM, INC. STOCK OPTIONS AND STOCK APPRECIATION
RIGHTS PLAN, AS AMENDED, AND

FIRST INTERSTATE BANCSYSTEM, INC. EMPLOYEE STOCK PURCHASE PLAN, AS
AMENDED AND RESTATED
(Full titles of plans)

Terrill R. Moore
Executive Vice President and Chief Financial Officer
FIRST INTERSTATE BANCSYSTEM, INC.
401 North 31st Street
Billings, Montana 59116
(Name and address of agent for service)

(406) 255-5390
(Telephone number, including area code, of agent for service)

With Copy to:
Holland & Hart LLP
Attn: Gregory E. Lindley, Esq.
60 East South Temple, Suite 2000
Salt Lake City, Utah 84111
(801) 595-7800

EXPLANATORY NOTE

     This Post-Effective Amendment No. 4 to Registration Statement on Form S-8 (Commission File No. 333-76825) is being filed solely for the purpose of amending the exhibit list to replace Bylaws of the Registrant (Exhibit 4.5), Amendment to Bylaws of the Registrant dated March 18, 1999 (Exhibit 4.28) and Amendment to Bylaws of First Interstate BancSystem, Inc. dated May 18, 2001 (Exhibit 4.31) with Restated Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004 (Exhibit 4.10).

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. EXHIBITS

Regulation S-K
Exhibit	Document
4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986.

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September, 1996.

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September, 1996.

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997.

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7(5)	Shareholder’s Agreement for non-Scott family members.

4.10	Restated Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.17(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.19*	First Interstate Stockholders’ Agreements with Scott family members.

4.20*	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26*	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27*	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002.

4.30*	Employee Stock Purchase Plan of the Registrant, as amended and restated Restatement effective April 30, 2003.

4.32*	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement.

4.33*	First Amendment to Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement, dated August 4, 2003.

Regulation S-K
Exhibit	Document
5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLC, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5).

24	Power of Attorney (included on page 4 of this Registration Statement).

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-53011.

*	Previously filed.

SIGNATURES

1. REGISTRANT

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 13, 2004.

First Interstate BancSystem, Inc.

By:	/s/ Lyle R. Knight

Lyle R. Knight
President and Chief Executive Officer

POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas W. Scott and Terrill R. Moore, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below, and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto and each of the undersigned does hereby ratify and confirm all that such attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on August 13, 2004.

Signature	Title

/s/ Thomas W. Scott Thomas W. Scott**	Chairman of the Board

/s/ James R. Scott James R. Scott**	Vice Chairman of the Board

/s/ Homer A. Scott, Jr. Homer A. Scott, Jr.**	Director

/s/ Randall I. Scott Randall I. Scott**	Director

/s/ Sandra Scott Suzor Sandra Scott Suzor**	Director

/s/ Terry W. Payne Terry W. Payne**	Director

/s/ James W. Haugh James W. Haugh**	Director

/s/ C. Gary Jennings C. Gary Jennings**	Director

/s/ Robert L. Nance Robert L. Nance**	Director

/s/ Elouise C. Cobell Elouise C. Cobell**	Director

/s/ Richard A. Dorn Richard A. Dorn**	Director

Michael J. Sullivan	Director

/s/ William B. Ebzery William B. Ebzery**	Director

/s/ David H. Crum David H. Crum**	Director

/s/ Charles M. Heyneman Charles M. Heyneman	Director

Signature	Title

Julie A. Scott	Director

/s/ Lyle R. Knight Lyle R. Knight	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Terrill R. Moore Terrill R. Moore	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

**By Power of Attorney:	/s/ Terrill R. Moore

Terrill R. Moore
Attorney-in-Fact

2.	SAVINGS AND PROFIT SHARING PLAN FOR EMPLOYEES OF FIRST INTERSTATE BANSYSTEM, INC., 2002 RESTATEMENT

     Pursuant to the requirements of the Securities Act, the trustee has duly caused this Post Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Billings, State of Montana, on August 13, 2004.

Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., 2002 Restatement

/s/ Richard A. McCann

By: Richard A. McCann
Its: Trustee

FIRST INTERSTATE BANCSYSTEM, INC.

EXHIBITS INDEX

Exhibit	Document
4.1(1)	Restated Articles of Incorporation of the Registrant dated February 27, 1986.

4.2(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September, 1996.

4.3(2)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated September, 1996.

4.4(3)	Articles of Amendment to Restated Articles of Incorporation of the Registrant dated October 7, 1997.

4.6(4)	Specimen of common stock certificate of First Interstate BancSystem, Inc.

4.7(5)	Shareholder’s Agreement for non-Scott family members.

4.10	Restated Bylaws of First Interstate BancSystem, Inc. dated July 29, 2004.

4.17(1)	Stock Option and Stock Appreciation Rights Plan of the Registrant, as amended.

4.19*	First Interstate Stockholders’ Agreements with Scott family members.

4.20*	Form of Charity Shareholder’s Agreement with charitable shareholders.

4.26*	Form of Shareholder’s Agreement for non-Scott family members dated August 24, 2001.

4.27*	Form of Shareholder’s Agreement for non-Scott family members dated August 19, 2002

4.30*	Employee Stock Purchase Plan of the Registrant, as amended and restated effective April 30, 2003.

4.32*	Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement.

4.33*	First Amendment to Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. — 2002 Restatement, dated August 4, 2003.

5*	Opinion of Holland & Hart LLP, as to the legality of securities being registered.

23.1*	Consent of KPMG LLC, Independent Certified Public Accountants.

23.2*	Consent of Holland & Hart LLP (contained in Exhibit 5).

24	Power of Attorney (included on page 4 of this Registration Statement).

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 033-84540.

(2)	Incorporated by reference to the Registrant’s Form 8-K dated October 1, 1996.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-37847.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form S-1, No. 333-03250.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form S-8, No. 333-53011.

*	Previously filed.